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                                                           Attachment to License
                                                           series MG # 249 (oil)
                                                             dated June 28, 1995

                                                               "A p p r o v e d"
                                                        by the Prime-Minister of
                                                           Republic of Kazakstan
                                                        __________ A. S. Yesimov
                                                       September "_______", 1997



                          R E S O L U T I O N #R 97 - U
                            dated September 11, 1997,
                       on amendment of license conditions

LICENSE:   License series MG #249 (oil) dated 6/28/95.

LICENSEE:  Karakudukmunay Inc.

MINISTRY OF ENERGY AND NATURAL RESOURCES OF REPUBLIC OF
KAZAKSTAN, according to the letter of the Department of oil and gas #4 3/219 dated 9/9/97.

Inserts the following amendments to the license conditions:

I.    Clause 8.2 of the License shall be amended as follows:
8.2.  Minimum work program
8.2.1 Evaluation stage

1. Before 12/31/99 8 new wells with the depth of 3250-3500 m. shall be drilled and 4 exploration wells worked over. As the protocol of the State Reserves Committee does not recommend to carry out 3D seismic, it is proposed to solve this question later, depending on geological results of drilling the first production wells.

8.2.2 Development stage during the first three years: The development stage for the period till 12/31/99 shall include the work on developing the field infrastructure and installing equipment necessary for processing and transfer of crude oil produced from the 4 worked-over and 8 drilled wells.

The total of financial commitments stipulated in Clauses 8.2.1 and 8.2.2 shall be:

 Before  12/31/1997  -  $10,000,000
 Before  12/31/1998  -  $34,500,000
 Before  12/31/1999  -  $12,000,000

         Minister                            D. T. Duisenov
                                             (signed and stamped)

The amendments to the license conditions are accepted:

                                             Licensee - Karakudukmunay Inc.
                                             General Director - N. D. Klinchev

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